                                                                   Exhibit 10.49


                               TERM LOAN AGREEMENT

THIS TERM LOAN AGREEMENT ("Agreement") is entered into as of the ________ day of December, 2001 between U.S. XPRESS LEASING, INC., a Tennessee corporation ("Borrower") and DAIMLERCHRYSLER SERVICES NORTH AMERICA LLC ("Lender").

                                   WITNESSETH:
                                   -----------

WHEREAS, Borrower has applied to Lender for a loan (the "Loan") in the amount of Fifty-Three Million Three Hundred Ten Thousand Nine Hundred One and 58/100 Dollars ($53,310,901.58) for the purposes set forth in Section 1.3 of this Agreement; and Lender and Borrower desire to enter into this Agreement for the purposes of establishing the terms, conditions and agreements under which Lender is willing to make the Loan; and

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, and for other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrower and Lender agree as follows:

                                   ARTICLE 1.
                                 AMOUNT OF LOAN
                                 --------------

     1.1     Commitment to Lend.  Subject to and upon the terms, covenants and
             ------------------
conditions hereinafter set forth, Lender will hereafter lend and advance to Borrower the sum of $53,310,901.58, which shall be evidenced by a promissory note (the "Note") in form and substance acceptable to Lender. The Note shall be secured by, among other collateral: (a) 886 tractors of Borrower described on Exhibit A attached to the Security Agreement (the "Equipment"), and (b) the "Collateral" as defined in that certain Blanket Assignment dated August 29, 2001 and executed by Borrower in favor of Lender (as the same may from time to time be amended, modified, extended, renewed or restated, the "Blanket Assignment"), and all proceeds thereof and is guaranteed by a Continuing Cross-Guaranty executed by U.S. Xpress Leasing, Inc., U.S. Xpress Enterprises, Inc. and U.S. Xpress, Inc. dated August 29, 2001 (as the same may from time to time be amended, modified, extended, renewed or restated, the "Guaranty"; U.S. Xpress Enterprises and U.S. Xpress, Inc. are together referred to as the "Guarantors"). The Equipment (and the proceeds thereof) is more completely defined and described as the "Collateral" in, and Lender's security interest in the Equipment (and the proceeds thereof) are created and perfected by, a security agreement (as the same may from time to time be amended, modified, extended, renewed or restated, the "Security Agreement") and a UCC Financing Statement (the "Financing Statement") in form and substance acceptable to Lender. The Security Agreement, the Blanket Assignment and the Financing Statement, together with any other assignments, security agreements or other collateral documents executed in connection with the Loan are herein collectively called the "Security Instruments."

     1.2     Loan.  As used herein, the term "Loan" includes: (a) the
             ----
indebtedness evidenced by the Note; (b) any and all indebtedness, obligations and liabilities arising under or pursuant to any and all of the Security Instruments; (c) all loans and advances Lender may hereafter make to

Borrower under this Agreement, the Note and/or the Security Instruments; and (d) any and all renewals, modifications and/or extensions of all or any part of the indebtedness, obligations, debts, loans, advances and liabilities described in
(a) through (c) preceding.

     1.3     Proceeds of the Loan.  The proceeds of the Loan shall be disbursed
             --------------------
solely for the purpose of refinancing existing indebtedness of the Borrower secured by the Equipment.

     1.4     Payments of Interest and Principal.  Accrued but unpaid interest on
             ----------------------------------
the Note at the rate set forth in the Note shall be due and payable monthly during the term of the Loan as set forth in the Note. All principal and any accrued but unpaid interest on the Note shall be payable as set forth in the Note and elsewhere in this Agreement.

     1.5     Obligations.  The term "Obligations" means the Loan and any and all
             -----------
other indebtedness, liabilities and obligations, present or future, of every kind or nature, owed by Borrower to Lender, whether direct or indirect, absolute or contingent, now existing, due or owing or in the future existing, due or owing, including, without limitation, (a) all indebtedness evidenced by any and all promissory note(s) now or in the future executed and delivered by Borrower to Lender and all renewals, replacements, increases and modifications thereof,
(b) all leases and financings of the inventory, fixtures and equipment of Borrower by Lender, (c) all loans and advances of money from Lender to Borrower, for any use or purpose, (d) all obligations of Borrower to Lender in connection with the purchase, acceptance or discounting by Lender of notes, retail installment contracts, leases and other chattel paper or instruments originated by Borrower in the conduct of its business, (e) all guaranties by Borrower of the debt of other entities and (f) all other financial or credit accommodations extended by Lender to or for the benefit of Borrower.

                                   ARTICLE 2.
                        CONDITIONS PRECEDENT TO THE LOAN
                        --------------------------------

     2.1 Lender shall not be obligated to make the Loan unless, prior to the advancement of any funds by Lender, Borrower has delivered to Lender the duly executed documents, certificates and other instruments required herein, including, without limitation the following:

     (a)     this Agreement;

     (b)     the Note;

     (c) the Security Agreement (which must be in form and substance satisfactory to Lender) and such Uniform Commercial Code financing statements and other documents as Lender may require in connection therewith;

     (d) the Confirmation of Blanket Assignment (which must be in form and substance satisfactory to Lender) and such Uniform Commercial Code financing statements and other documents as Lender may require in connection therewith;



     (e) A Notice of Assignment and a Blanket Lessee Acknowledgment (which must be in form and substance satisfactory to Lender), evidencing the acknowledgement of the interests of Lender in every lease of any item of Equipment and such other documents as Lender may require in connection therewith;

     (f) the Consent of Guarantors (which must be in form and substance satisfactory to Lender), duly executed by each of the Guarantors;

     (g) Certified copies of the Articles of Incorporation and ByLaws or other organizational documents forming or creating Borrower and each Guarantor;

     (h) Certifications from the Tennessee Secretary(ies) of State that Borrower and each Guarantor is in existence and is in good standing in the State of Tennessee;

     (i) Certified copies of resolutions, certificates of authority or similar authorization documents from Borrower's board of directors approving the Loan;

     (j) Original incumbency certificates certifying as to the officers of Borrower and each Guarantor authorized to sign the Loan Documents on behalf of Borrower and each Guarantor, respectively;

     (k) an opinion of counsel of the Scudder Law Firm, outside counsel to Borrower and the Guarantors, in form and substance satisfactory to Lender and Lender's counsel;

     (l) A list of all Equipment, including year, make, model, state of titling/registration and all leases involving the Equipment certified as true, correct and complete by Borrower;

     (m) the Borrowing Notice (which must be in form and substance satisfactory to Lender); and

     (n) evidence of the proper filing of UCC-1 Financing Statements evidencing first priority security interests in favor of Lender in all of the Collateral and all of the Third Party Collateral;

     (o) a Termination of Security Interest (which must be in form and substance satisfactory to Lender) and UCC-3 Termination Statements for all UCC-1 Financing Statements filed of record against Borrower relating to the Collateral;

     (p) Evidence satisfactory to Lender of the insurance required by this Agreement and the other Loan Documents together with loss payable endorsements in form and substance satisfactory to Lender, duly executed by the insurance company;

     (q) Copies of all financial statements and other Exhibits and Schedules required by this Agreement and the other Loan Documents;

     (r) A letter of direction from Borrower with respect to the disbursement of the proceeds of the Loan;

     (s) A pay-off letter from Wachovia Bank N.A. in form and substance satisfactory to Lender;

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     (t)     A UCC search from the Tennessee Secretary(ies) of State or other evidence satisfactory to Lender to demonstrate that Lender will have a first lien on the Collateral; and

     (u) Such other agreements, documents, instruments and certificates as Lender may reasonably request.

     Any one or more of the conditions set forth above which have not been satisfied by Borrower on or prior to the date of disbursement of the Loan hereunder shall not be deemed permanently waived by Lender unless Lender shall waive the same in a writing which expressly states that the waiver is permanent, and in all cases in which the waiver is not stated to be permanent Lender may at any time subsequent to the date specified in the waiver, if any, insist upon compliance and satisfaction of any such condition and failure to Borrower to comply with any such condition on or before shall constitute a Default under this Agreement.

                                   ARTICLE 3.
                             CERTAIN REPRESENTATIONS
                           AND WARRANTIES OF BORROWER
                           --------------------------

     3.1     Borrower represents and warrants that:

     (a) Borrower is a corporation that is duly organized in the State of Tennessee and possesses all necessary and lawful authority and power to carry on its business and to comply with the terms, covenants and conditions of this Agreement, any and all documents, instruments and agreements evidencing, securing or pertaining to all or any part of the Loan, including, without limitation, the Note and the Security Instruments, and any extensions, renewals or modifications thereof (this Agreement and all such documents, instruments and agreements, including, without limitation, all those instruments described in Sections 1.1 and 1.2 hereof (other than the Guaranty), being sometimes herein and in any of such other documents and instruments collectively called the "Loan Documents");

     (b) Borrower is duly authorized to execute and deliver the Loan Documents, and is and will continue to be duly authorized to perform all obligations of Borrower under the Loan Documents;

     (c) Neither the execution and delivery of the Loan Documents nor any Guaranty, nor consummation of any of the transactions herein or therein contemplated, nor compliance with the terms and provisions thereof, will contravene any provision of law, statute, rule or regulation to which Borrower or any Guarantor is subject or any judgment, decree, license, order or permit applicable to Borrower or any Guarantor, or will conflict or will be inconsistent with, or will result in any breach of any of the terms of the covenants, conditions or provisions of, or constitute a delay under, or result in the creation or imposition of a lien (except liens in favor of Lender) upon any of the Equipment or assets of Borrower or any Guarantor pursuant to the terms of any indenture, mortgage, deed of trust, agreement or other instrument to which Borrower or any Guarantor are parties or by which Borrower or any Guarantor may be bound, or to which Borrower or any Guarantor may be subject, or violate any provision of the organizational documents forming or creating Borrower or any Guarantor;

     (d) No consent, approval, authorization or order of any court or governmental authority or third party (other than those which have been obtained prior to the date hereof and of which Borrower has notified Lender in writing on the date hereof) is required in connection with the execution and delivery by Borrower of the Loan Documents or the Guarantors of any Guaranty;

     (e) The Loan Documents and Guaranty, when duly executed and delivered, will be the legal and binding obligations of Borrower and the Guarantors, respectively, as the case may be, enforceable in accordance with their respective terms, except as the same may be limited by applicable bankruptcy, insolvency, rearrangement, moratorium, reorganization, liquidation, conservatorship or similar debtor relief laws of general application and the power of courts to grant equitable remedies;

     (f) All federal, state, local, and other taxes, assessments, fees and other governmental charges imposed upon Borrower or Borrower's assets or on the Equipment or any portion thereof (all such taxes, assessments, fees and charges being herein collectively called "Taxes") which are due and payable, have been paid or will be paid before they are delinquent;

     (g) Borrower's principal place of business is located in the State of Tennessee;

     (h) Borrower's exact legal name is the name indicated in the signature block for Borrower at the end of this Agreement;

     (i) The Loan is being incurred for commercial purposes and is not a "consumer transaction" or a "consumer-goods transaction" (both as described and defined in the Uniform Commercial Code, as amended and replaced from time to time - the "UCC") and the proceeds of the Loan will be used only for commercial purposes and not consumer purposes;

     (j) All of the Equipment is, has been or will be used, acquired or held for commercial purposes and does not constitute "consumer goods" (as described and defined in the UCC); and

     (k) All financial statements delivered or to be delivered in the future by Borrower or any Guarantor to Lender do and shall fairly represent the financial condition of the entities covered by such financial statements as of the date that such financial statements are delivered to Lender.


                                   ARTICLE 4.
                        AFFIRMATIVE COVENANTS OF BORROWER
                        ---------------------------------

     4.1 Until payment and performance in full of the Loan and the other Obligations, Borrower covenants to:

     (a) Promptly pay, or cause to be paid, when due, any and all federal, state and local taxes before delinquency;

     (b) Promptly pay and discharge, when due, all of its debts, claims, liabilities and obligations with respect to the Equipment;

     (c) Promptly pay, or cause to be paid, when due, any and all other costs and expenses required by this Agreement or the Loan Documents or otherwise or arising in connection with the Loan, this Agreement or the Loan Documents, including, without limitation, all fees for filing or recording the Security Instruments and for having the lien in favor of Lender noted on the certificate of title for each item of Equipment;

     (d) Keep or cause to be kept, at its principal place of business or the principal place of business of its parent located in ________________________, proper and complete books of record and account concerning the transactions and financial records and affairs of Borrower and, at Lender's request, make such records available for Lender's inspection during normal business hours and permit Lender to make and keep copies thereof;

     (e) Furnish, or cause to be furnished, to Lender such other information, not otherwise required herein, respecting the business affairs, assets and liabilities of Borrower and any Guarantor as Lender shall from time to time require;

     (f) Upon request, Borrower will, within thirty (30) days after the date on which they are filed, deliver to Lender all Forms 10-K and 10-Q filed with the Securities and Exchange Commission by its parent with respect to its consolidated group. Any and all financial statements submitted and to be submitted to Lender have and will have been prepared on a basis of generally accepted accounting principles, and are and will be complete and correct and fairly present Borrower's parent's financial condition as at the date thereof.

     (g) Permit Lender and its agents and representatives, to enter at all reasonable times upon any premises where any of the Equipment is located for the purpose of inspecting the Equipment;

     (h) Protect the Equipment from removal, destruction or damage, and maintain, with financially sound and reputable insurance companies or associations, insurance of the kinds, in such amounts and covering such risks as Lender shall reasonably require, and, at Lender's request, deliver to Lender evidence of the maintenance of such insurance;

     (i) Promptly notify Lender in writing of any change in any fact or circumstance represented or warranted herein, in any of the Loan Documents, or in any other document furnished to Lender in connection with this Agreement;

     (j) Execute and deliver to Lender, from time to time as requested by Lender, such other documents as shall reasonably be necessary to provide the rights and remedies to Lender granted or provided for herein, by the Security Instruments or by the other Loan Documents; and

     (k) Promptly pay or cause to be paid when due all costs and expenses incurred in connection with the Collateral and keep the Collateral free and clear of any liens, charges or claims other than the liens of the Security Instruments. Notwithstanding anything to the contrary contained in this Agreement, Borrower may (i) contest the validity or amount of any claim of any contractor, consultant, architect or other person providing labor, materials or services with respect to the Equipment, (ii) contest any tax or special assessment levied by any governmental authority, and (iii) contest the enforcement of or compliance with any governmental requirements, and such contest on the part of Borrower shall not be a default hereunder;

provided, however, that Borrower shall pay any contested sum before a judgment resulting from any such contest is subject to foreclosure or execution upon the Equipment.

                                   ARTICLE 5.
                         NEGATIVE COVENANTS OF BORROWER
                         ------------------------------

     5.1 Until payment and performance in full of the Loan and the other Obligations, Borrower shall not, without the prior written consent of Lender:

     (a) Merge into, be acquired by or consolidate with any other person or entity unless Lender shall have received thirty (30) days advance notice of such Event, and upon the occurrence of such Event (x) such person shall be organized and existing under the laws of the United States or any state and execute and deliver to Lender an agreement containing an effective assumption by such person or entity of the due and punctual performance of this Agreement, and (y) the financial condition of the combined companies shall be no less favorable than that of the Borrower; or

     (b) Change (i) the state in which Borrower is organized, (ii) the type of entity of which Borrower is comprised (i.e. change Borrower from a limited liability company to a corporation or partnership or from a corporation to a limited liability company or partnership, etc.) or (iii) the legal name of Borrower.

                                   ARTICLE 6.
                                    DEFAULT
                                    -------

     6.1 The term "Default," as used herein, shall mean the occurrence of any one or more of the following events:

     (a) The failure or refusal of Borrower to make any payment of principal or interest on the Note or under the Loan, or any part thereof, as it becomes due in accordance with the terms of the Note or any of the other Loan Documents (whether at stated maturity, by acceleration or otherwise), which failure or refusal shall remain insured for a period of ten (10) days;

     (b) The failure or refusal of Borrower to pay any of the Obligations as and when the same shall become due and payable, (whether at slated maturity, by acceleration or otherwise), which failure or refusal shall remain insured for a period of ten (10) days;

     (c) Any event that results in the acceleration of the maturity of Borrower's indebtedness, liabilities and obligations to others in an aggregate amount in excess of $5 million, whether under any indenture, agreement or undertaking or otherwise;

     (d) The failure or refusal of Borrower punctually and properly to perform any covenant, agreement, obligation or condition contained in this Agreement, the Note, the Security Instruments or in any of the other Loan Documents, or in any of the instruments executed in connection herewith or therewith, and the continuation of such default for a period of fifteen (15) days after Lender sends to Borrower written notice specifying such default;

     (e) The levy against the Equipment, or any part thereof, or any execution, attachment, sequestration or other writ in connection with the Equipment;

     (f) This Agreement or any of the other Loan Documents shall at any time for any reason (other than the termination of this Agreement or such other Loan Document, as the case may be, in accordance with its terms) cease to be in full force and effect or shall be declared to be null and void by a court, or if the validity or enforceability thereof shall be contested or denied by Borrower and/or any Guarantor, or if the transactions completed hereunder or thereunder shall be contested by Borrower and/or any Guarantor or if Borrower and/or any Guarantor shall deny that it has any further liability or obligation hereunder or thereunder;

     (g) The Guaranty shall at any time for any reason cease to be in full force and effect or shall be declared to be null and void by a court, or if the validity or enforceability thereof shall be contested or denied by any of the Guarantors, or if any of the Guarantors shall deny that it has any further liability or obligation thereunder or if any of the Guarantors shall fail to comply with or observe any of the terms, provisions or conditions contained in the Guaranty;

     (h) The insolvency, liquidation or dissolution of Borrower or any Guarantor;

     (i) The appointment of a trustee or receiver for the assets, or any part thereof, of Borrower or any Guarantor or for any material portion of the Equipment or assets of Borrower or any Guarantor;

     (j) The making by Borrower or any Guarantor of a transfer in fraud of creditors or a general assignment for the benefit of creditors;

     (k) The entry into bankruptcy of an order for relief for or against Borrower or any Guarantor;

     (l) The filing, by way of petition (if not dismissed within sixty (60) days of such filing) or answer admitting the material allegations of any petition, or other pleading seeking adjudication of Borrower or any Guarantor, whether in bankruptcy, or an adjustment of said parties' debts, or any other relief under any bankruptcy, reorganization, debtor's relief or insolvency laws now or hereafter existing, including without limitation, a petition or answer seeking reorganization or admitting the material allegations of a petition filed against any of said parties in any bankruptcy or reorganization proceeding, or the act of said parties in instituting or voluntarily being or becoming a party to any other judicial proceedings intended to effect a discharge of the debts of any of said parties, in whole or in part, or a postponement of the maturity of the collection thereof, or a suspension of any of the rights or powers of a trustee or of any of the rights or powers granted to the holder hereof herein, or in any other documents executed in connection therewith;

     (m) The receipt by Lender of information establishing that any representation or warranty made by Borrower or any Guarantor herein, in any Guaranty, in any of the other Loan Documents or in any other document or instrument modifying, renewing, extending, evidencing, securing or pertaining to this Agreement or the Loan, is materially deceptive, misleading, false or erroneous;

     (n) Borrower or any Guarantor shall have a judgment in excess of $5 million entered against it by a court and such judgment shall not be appealed in good faith or satisfied by Borrower or such Guarantor within thirty (30) days after the entry of such judgment; or (o) The admission of Borrower or any Guarantor in writing, of its inability to pay its debts as they become due.

                                   ARTICLE 7.
                               RIGHTS AND REMEDIES
                               -------------------

     7.1     Remedies upon Default.  Should a Default occur and be continuing,
             ---------------------
Lender may, at its election, do any one or more of the following:

     (a) Lender may, without notice (except as provided above), demand or presentment, which are hereby expressly waived, declare the entire unpaid balance of the Loan and all of the other Obligations, immediately due and payable and in the case of any event described in Sections 6.1(k) or 6.1(l), the entire unpaid balance of the Loan and all of the other Obligations shall automatically become immediately due and payable, notwithstanding any other terms hereof or thereof.

     (b) Lender may require Borrower to assemble the Equipment and make it available to Lender at any place or places to be designated by Lender within the continental United States.

     (c) Lender may, without notice to Borrower, which notice is hereby expressly waived by Borrower, peaceably enter upon any premises where any of the Equipment may be located and take possession of the Equipment, and, at the option of Lender, (i) reduce any claim to judgment and (ii) sell and foreclose or otherwise enforce Lender's liens on all or any part of the Equipment, by any available judicial or nonjudicial procedure to the fullest extent permitted by the UCC.

     (d) Lender may retain some or all of the Equipment in either full or partial satisfaction of the Loan and the other Obligations and, in connection with such retention, Borrower acknowledges and agrees that (i) Borrower will remain liable to Lender for any deficiency amoun remaining after crediting against the Loan and the other Obligations the value received by Lender as a result of the Equipment that was so retained and (ii) Lender's mere re-possession of some or all of the Equipment shall not constitute a retention of such Equipment in either full or partial satisfaction of the Loan and the other Obligations unless Lender notifies Borrower in writing that Lender is retaining some or all of the Equipment in partial or full satisfaction of the Loan and the other Obligations.

     (e) Lender may collect and enforce, directly against the account debtors under, lessees under, obligors under, makers of or other counterparties to any Equipment, all Equipment that is comprised of accounts, chattel paper, electronic chattel paper, contract rights, leases, instruments, promissory notes, supporting obligations, documents, general intangibles, payment intangibles, factory credits or insurance proceeds and, in connection therewith,
(i) Lender may, in its sole discretion, (A) notify all account debtors, lessees, obligors, makers and other counterparties to all of such Equipment of the assignment of such Equipment, (B) direct such account debtors, lessees, obligors, makers and other counterparties to pay all rentals, payments and other proceeds under such Equipment directly to Lender for application to the Loan and the other Obligations and (C) instruct such account debtors, lessees, obligors, makers and other counterparties to respond to direct inquiries and requests for information from Lender with respect to any and all matters and transactions involving Borrower or its affiliates and (ii) Borrower waives all rights of confidentiality and privacy and instructs such account debtors, lessees, obligors, makers and other counterparties to provide Lender with whatever information and schedules Lender may require.

     (f) Lender may pursue any and all other rights and remedies available to it at law, under the UCC, in equity or under the Note, any Security Instruments, any of the other Loan Documents or any other document, agreement or instrument from Borrower to Lender or between Borrower and Lender.

     (g) Lender may apply for and obtain, by appropriate judicial action, appointment of a receiver or receivers for all or any part of the Equipment, without regard to the sufficiency of the security, without any showing of insolvency, fraud or mismanagement on the part of Borrower, to protect or enforce the rights of Lender. Borrower hereby consents to any such appointment.

     (h) Lender shall have the right, but not the obligation, to advance funds to satisfy any of Borrower's obligations hereunder or for such other purposes or in such other proportions as Lender may, in its sole discretion, deem necessary or advisable. Any advance by Lender for such purposes shall be part of the Loan and shall be secured by the Loan Documents. Lender will notify Borrower in writing of any disbursements made directly by Lender. Borrower hereby authorizes Lender to hold, use, disburse and apply proceeds for payment of expenses incident to the Loan and the Equipment, and the payment or performance of the obligations incident thereto. Lender may advance and incur such expenses as Lender deems necessary to preserve the Equipment, and any other security for the Loan, and all such expenses, even though in excess of the amount of the Loan, shall be secured by the Loan Documents, and payable to Lender upon demand. Lender may disburse funds at any time, and from time to time, to persons other than Borrower for the purposes specified herein irrespective of the other provisions of this Agreement.

     7.2     Use or Operation by Lender.  Should all or any part of the
             --------------------------
Equipment come into the possession of Lender prior to foreclosure or sale, Lender may use or operate the same for the purpose of preserving it or its value, or pursuant to the order of a court of appropriate jurisdiction, or in accordance with any other rights held by Lender in respect thereof. In such event, the risk of accidental loss or damage to the Equipment shall be on Borrower, and Lender shall have no liability whatsoever for failure to obtain or maintain insurance, or to determine whether any insurance ever in force is adequate as to amounts or as to the risks insured, or for decline in the value of the Equipment.

     7.3     Disposition; Application of Proceeds.  Lender will give Borrower
             ------------------------------------
reasonable notice of the time and place of any public sale or of the time after which any private sale or any other intended disposition of the Equipment is to be made. The requirements of reasonable notice shall be met if the notice is mailed, postage prepaid, to Borrower at least ten (10) days before the time of sale or disposition. Expenses of retaking, holding, preparing for sale, selling or the like shall include Lender's reasonable attorney's fees and legal expenses of both in-house and outside counsel. Lender shall be entitled to apply the proceeds of any public, private or other sale or disposition of all or any part of the Equipment toward payment of the Loan and the other Obligations in such order and manner as Lender, in its discretion, may deem advisable. Lender shall account to Borrower for any surplus remaining after payment in full of the Loan and the other Obligations and all reasonable costs and expenses, including, without limitation, all reasonable attorneys' fees of both in-house and outside counsel incurred in connection with any such sale or disposition and Borrower shall remain liable to Lender for the deficiency amount of the Loan and other Obligations that remains unpaid after the proceeds of any such sale or disposition are credited against the loan and other Obligations.

     7.4     Sale of Equipment.  With respect to any sale or disposition of the
             -----------------
Equipment by Lender under this Agreement, the UCC, any Security Instrument or any other Loan Documents: (a) Lender has no obligation to clean-up or otherwise prepare any of the Equipment for sale or disposition; (b) Lender may, in any such sale or disposition, specifically disclaim any warranties of title or fitness or any other warranties that are legally waivable; (c) Lender may comply with any applicable state or federal law requirements in connection with the Equipment, and the sale or disposition thereof, and such compliance will not be considered to adversely affect the commercial reasonableness of any sale or disposition of the Equipment; (d) if Lender sells any of the Equipment upon credit (i) the Loan and the other Obligations will be credited only with payments actually made by the purchaser of the Equipment that are received by Lender and applied to the indebtedness of the purchaser to Lender in connection with the sale of the Equipment and (ii) in the event the purchaser fails to pay for the Equipment, Lender may resell the Equipment and no portion of the unpaid sales price to the purchaser will be credited against the Loan and the other Obligations.

     7.5     Performance of Borrower's Obligations.  Should any covenant, duty
             -------------------------------------
or agreement of Borrower fail to be performed in accordance with the terms of this Agreement or the other Loan Documents, Lender may at its election perform or attempt to perform such covenant, duty or agreement on behalf of Borrower. Borrower shall, at the request of Lender promptly pay any amount expended by Lender at its address stated herein, together with interest thereon the lesser of 18% per annum or at the highest lawful rate from date of such expenditure by Lender until paid; provided that Lender does not assume and shall never, except by express written consent of Lender, have any liability for the performance of any duties or obligations of Borrower under or in connection with all or any part of the Equipment or any of the Loan Documents.

     7.6     No Liability of Lender.  Lender shall have no liability, obligation
             ----------------------
or responsibility whatsoever with respect to the management, conduct or operation of the business affairs of Borrower or any Guarantor. Nothing, including without limitation any advance of funds or acceptance of any document or instrument, shall be construed as a representation or warranty, express or implied, to any party by Lender, and no condition hereof, or of any of the Loan Documents, shall be construed so as to deem the relationship between Borrower, any Guarantor and Lender to be other than that of borrower, guarantor or lender, and Borrower shall at all times represent that the relationship between Borrower, any Guarantor and Lender is solely of borrower, guarantor and lender. Borrower hereby indemnifies and agrees to hold Lender safe and harmless from and against any cost, expense or liability incurred or suffered by Lender as a result of any assertion or claim of any obligation or responsibility of Lender for the management, operation and conduct of the business and affairs of Borrower or any Guarantor, or as a result of any assertion or claim of any liability or responsibility of Lender for the payment or performance of any indebtedness or obligation of Borrower or any Guarantor.


     7.7     Right of Offset.  Borrower hereby grants to Lender a right of
             ---------------
offset, to secure the repayment of the Loan and the other Obligations, upon any and all monies, securities or other Equipment of Borrower, and the proceeds therefrom, now or hereafter held or received by or in transit to Lender, from or for the account of Borrower, whether for safekeeping, custody, pledge, transmission, collection or otherwise, and also upon any and all deposits (general or special) and credits of Borrower with Lender, and upon any and all claims of Borrower against Lender at any time existing. Upon the occurrence of any Default, Lender is hereby authorized at any time and from time to time, without notice to Borrower, to offset, appropriate, apply and enforce said liens against any and all items hereinabove referred to against the Loan and the other Obligations.

     7.8     Waivers.  The acceptance by Lender at any time and from time to
             -------
time of partial payment on the Loan or any other Obligations shall not be deemed to be a waiver of any Default then existing. No waiver by Lender of any Default shall be deemed to be a waiver of any other Default nor shall any such waiver by Lender be deemed to be a continuing waiver. No delay or omission by Lender in exercising any right, power, privilege or remedy under the Loan Documents ("Right") shall impair any such Right or be construed as a waiver thereof or any acquiescence therein, nor shall any single or partial exercise of any Right preclude other or further exercise thereof, or the exercise of any other Right. Borrower waives and agrees not to assert: (a) any right Borrower may have to require Lender to pursue (i) any third parties that may be liable for the Loan or the other Obligations or (ii) any other collateral for the Loan and the other Obligations, in each case, before Lender pursues its rights and remedies under this Agreement, the Note, the Security Instruments or any of the other Loan Documents; and (b) any and all other claims and defenses that are legally waivable.

     7.9     Cumulative Rights.  All rights of Lender hereunder shall be
             -----------------
cumulative and in addition to all other rights, powers, privileges and remedies granted to Lender at law or in equity, or otherwise, and may be exercised from time to time, and as often as may be deemed expedient by Lender, whether or not the Loan or any of the other Obligations are due and payable and whether or not Lender shall have taken other action in connection with this Agreement or any other of the Loan Documents.

                                   ARTICLE 8.
                                  MISCELLANEOUS
                                  -------------

     8.1     Governing Law.  Except where preempted by the laws of the United
             -------------
States, the laws of the State of Tennessee shall govern the validity, construction, enforcement and interpretation of this Agreement and all of the other Loan Documents.


     8.2     Notice.  Whenever this Agreement requires or permits any notice,
             ------
demand or request by one party to another, it shall be in writing, enclosed in an envelope, addressed to the party to be notified at the address set forth below (or at such other address as may have been designated by a party by written notice to the other party), properly stamped, sealed and deposited in the United States mail or sent by overnight courier. Notice shall be deemed to have been given or the demand or request made on the date on which it shall have been deposited in the mails or with such overnight courier, as stated above.

                    Lender:       DaimlerChrysler Services North America LLC
                                  Attention: Robert D. Konneker
                                  1011 Warrenville Road
                                  Lisle, IL  60532

                    Borrower:     U.S. Xpress Leasing, Inc.
                                  4080 Jenkins Road
                                  Chattanooga, TN  37421

     8.3     Assignment.  This Agreement shall be binding on the parties'
             ----------
respective successors and assigns. Notwithstanding the foregoing, Borrower may not assign its rights or obligations hereunder without Lender's prior written consent. Lender may assign its rights hereunder with or without notice to Borrower.

     8.4     Invalid Provisions.  If any provision of this Agreement is held to
             ------------------
be illegal, invalid or unenforceable under present or future laws effective during the term of this Agreement, the legality, validity and enforceability of the remaining provisions of this Agreement shall not be affected thereby, and in lieu of each such illegal, invalid or unenforceable provision, there shall be added automatically as a part of this Agreement a provision as similar in terms to such illegal, invalid or unenforceable provision as may be possible and be legal, valid and enforceable.

     8.5     Time of Essence.  Time is of the essence in this Agreement.
             ---------------

     8.6     Changes in Writing.  This Agreement may not be changed, waived,
             ------------------
discharged or terminated without an instrument in writing signed by the party against whom the change, waiver, discharge or termination is sought.

     8.7     Cost and Expenses.  Borrower agrees, whether or not any Loan is
             -----------------
made under this Agreement, to pay Lender upon demand for (a) all out-of-pocket costs and expenses and all in-house and outside attorneys' fees incurred by Lender in connection with the preparation, documentation, negotiation, execution and/or administration of this Agreement, the Note and/or any of the other Loan Documents, (b) all recording, filing and search fees and expenses incurred by Lender in connection with this Agreement and the other Loan Documents, (c) all out-of-pocket costs and expenses and all in-house and outside attorneys' fees incurred by Lender in connection with the (i) the preparation, documentation, negotiation and execution of any amendment, modification, extension, renewal or restatement of this Agreement, the Note and/or any of the other Loan Documents,
(ii) the preparation of any waiver or consent under this Agreement and/or under any other Loan Document or (iii) any Default or alleged Default hereunder, (d) if a Default occurs, all out-of-pocket costs and expenses and all in-house and outside attorneys' fees incurred by Lender in connection with such Default and collection and other enforcement proceedings resulting therefrom and (e) all other in-house and outside attorneys' fees incurred by Lender relating to or arising out of or in connection with this Agreement and/or any other Loan Document. Borrower further agrees to pay or reimburse

Lender for any stamp or other taxes which may be payable with respect to the execution, delivery, recording and/or filing of this Agreement, the Note or any of the other Loan Documents. All of the obligations of Borrower under this
Section 8.7 shall survive the satisfaction and payment of the Obligations and the termination of this Agreement.

     8.8     General Indemnity.  In addition to the payment of expenses pursuant
             -----------------
to Section 8.7, whether or not the transactions contemplated hereby shall be consummated, Borrower hereby agrees to defend, indemnify, pay and hold Lender and any holder(s) of the Note, and the officers, directors, employees, agents and affiliates of Lender and such holder(s) (collectively, the "Indemnitees") harmless from and against any and all other liabilities, obligations, losses, damages, penalties, actions, judgments, suits, claims, costs, expenses and disbursements of any kind or nature whatsoever (including, without limitation, the reasonable fees and disbursements of counsel for such Indemnitees in connection with any investigative, administrative or judicial proceeding commenced or threatened, whether or not such Indemnitees shall be designated a party thereto), that may be imposed on, incurred by or asserted against the Indemnitees, in any manner relating to or arising out of this Agreement, any of the other Loan Documents or any other agreement, document or instrument executed and delivered by Borrower or any Guarantor in connection herewith or therewith, the statements contained in any commitment letters delivered by Lender, Lender's agreement to make the Loan under this Agreement or the use or intended use of the proceeds of any Loan under this Agreement (collectively, the "indemnified liabilities"); provided that Borrower shall have no obligation to an Indemnitee
               --------
hereunder with respect to indemnified liabilities arising from the gross negligence or willful misconduct of that Indemnitee as determined by a court of competent jurisdiction in a final nonappealable order. To the extent that the undertaking to indemnify, pay and hold harmless set forth in the preceding sentence may be unenforceable because it is violative of any law or public policy, Borrower shall contribute the maximum portion that it is permitted to pay and satisfy under applicable law to the payment and satisfaction of all indemnified liabilities incurred by the Indemnitees or any of them. The provisions of the undertakings and indemnification set out in this Section 8.8 shall survive satisfaction and payment of the Obligations and the termination of this Agreement.

     8.9     Consent to Jurisdiction; Waiver of Jury Trial.  BORROWER HEREBY
             ---------------------------------------------
IRREVOCABLY (A) SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF ANY STATE COURT SITTING IN ILLINOIS OR ANY UNITED STATES OF AMERICA COURT SITTING IN ILLINOIS, AS LENDER MAY ELECT, IN ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT, (B) AGREES THAT ALL CLAIMS IN RESPECT TO SUCH SUIT, ACTION OR PROCEEDING MAY BE HELD AND DETERMINED IN ANY OF SUCH COURTS, (C) WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH BORROWER MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT, (D) WAIVES ANY CLAIM THAT SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM AND (E) WAIVES ALL RIGHTS OF ANY OTHER JURISDICTION WHICH BORROWER MAY NOW OR HEREAFTER HAVE BY REASON OF ITS PRESENT OR SUBSEQUENT DOMICILES. BORROWER AUTHORIZES THE SERVICE OF PROCESS UPON BORROWER BY REGISTERED MAIL SENT TO BORROWER AT ITS ADDRESS REFERENCED IN SECTION 8.2. BORROWER AND LENDER HEREBY

IRREVOCABLY WAIVE THE RIGHT TO TRIAL BY JURY WITH RESPECT TO ANY ACTION IN WHICH BORROWER AND LENDER ARE PARTIES RELATING TO OR ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS.

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

                                      DEBTOR:

                                      U.S. XPRESS LEASING, INC.

                                      By:_______________________________________

                                      Title:____________________________________


                                      SECURED PARTY:

                                      DAIMLERCHRYSLER SERVICES NORTH AMERICA LLC

                                      By:_______________________________________

                                      Title:____________________________________

                                 PROMISSORY NOTE

$53,310,901.58                                           Date: December 20, 2001


U.S. XPRESS LEASING, INC., a Tennessee corporation, ("Borrower") promises to pay to the order of DAIMLERCHRYSLER SERVICES NORTH AMERICA LLC ("Lender") at its office at 1011 Warrenville Road, Lisle, IL 60532, or at such other place as Lender may designate in writing, in lawful money of the United States of America, the principal sum of Fifty-Three Million Three Hundred Ten Thousand Nine Hundred One and 58/100 Dollars ($53,310,901.58) together with interest from the date hereof equal to seven and one quarter percent (7.25%) per annum as follows: Attached hereto are Schedules numbered 1 through 23 (the "Payment Schedules") which are incorporated herein and made a part hereof. Borrower agrees to make payments of principal and interest on the 6th day of each month for payments described on Payment Schedules 1-8 commencing January 6, 2002, and on the 25th day of each month for payments described on Payment Schedules 9-23 commencing January 25, 2002 (each a "Payment Date"). Each payment of principal and interest shall equal the aggregate total amount shown in the "Amount" column on each of the Payment Schedules for each Payment Date. All payments shall be made in accordance with the payment instructions set forth below.

Notwithstanding the foregoing, if any payment is not made within ten (10) days of its due date and from and after the declaration of a Default by Lender and so long as such Default has not been waived in writing by Lender, Borrower shall pay to Lender the greater of (a) interest on the entire unpaid principal balance of this Note at a rate equal to ten percent (10%) per annum, and (b) a late charge equal to five percent (5%) of the total amount not paid when due. At the Maturity Date, all accrued interest and principal remaining unpaid shall be due and payable in full. Interest on the unpaid balance shall be calculated daily. Interest shall be calculated on the basis of a 360-day year. For purposes hereof, each month (regardless of the actual number of days elapsed) shall be presumed to have thirty (30) days. In no event shall Borrower be obligated to pay interest at a rate in excess of the highest rate permitted by applicable law from time to time in effect.

Subject to the terms of the Loan Agreement referred to below, Borrower shall have the right to prepay all at any time or any portion from time to time of the unpaid principal of this Note prior to maturity, without penalty or premium, provided that: (i) partial prepayments shall be applied to the payment of the installments of principal of this Note in the inverse order of their stated maturities; and (ii) on each prepayment date, Borrower shall pay to the order of Lender all accrued and unpaid interest on the principal portion of this Note being prepaid to and including the date of such prepayment.

This Note is the Note described in that certain Loan Agreement between Borrower and Lender dated the date hereof (as the same may from time to time be amended, modified, extended, renewed or restated, the "Loan Agreement"). The Loan Agreement, among other things, contains provisions for acceleration of the maturity of this Note upon the occurrence of certain stated events and also for prepayments on account of the principal of this Note and interest on this Note prior to the maturity of this Note upon the terms and conditions specified therein. Each capitalized term not otherwise defined in this Note shall have the meaning set forth in the Loan Agreement.

This Note is secured by, among other things, that certain Security Agreement dated the date hereof and executed by Borrower in favor of Lender (as the same may from time to time be amended, modified, extended or renewed, the "Security Agreement"), and that certain Blanket Assignment dated August 29, 2001, and executed by Borrower in favor of Lender (as the same may from time to time be amended, modified, extended or renewed, the "Blanket Assignment"), to which Security Agreement and Blanket Assignment reference is hereby made for a description of the security and a statement of the terms and conditions upon which this Note is secured.

If Borrower shall fail to make any payment of any principal or interest due under this Note as and when the same shall become due and payable, or if any Default shall occur under or within the meaning of the Loan Agreement, then the entire outstanding principal balance of this Note and all accrued and unpaid interest thereon may be declared to be immediately due and payable in the manner and with the effect as provided in the Loan Agreement.

This Note is guaranteed by a Continuing Cross-Guaranty executed by U.S. Xpress Leasing, Inc., U.S. Xpress Enterprises, Inc., and U.S. Xpress, Inc. dated August 29, 2001.

In the event that any payment of any principal or interest due under this Note is not paid when due, whether by reason of maturity, acceleration or otherwise, and this Note is placed in the hands of an attorney or attorneys for collection or for foreclosure of the Security Agreement or the Blanket Assignment, or if this Note is placed in the hands of an attorney or attorneys for representation of Lender in connection with bankruptcy or insolvency proceedings relating hereto, Borrower promises to pay to the order of Lender, in addition to all other amounts otherwise due hereon, the costs and expenses of such collection, foreclosure and representation, including, without limitation, attorneys' fees and expenses of both in-house and outside counsel (whether or not litigation shall be commenced in aid thereof). All parties hereto severally waive presentment for payment, demand for payment, notice of dishonor, protest and notice of protest.

This Note shall be governed by, and construed in accordance with, the laws of the State of Tennessee.

                                           BORROWER:

                                           U.S. XPRESS LEASING, INC.

                                           By:________________________________

                                           Title: _____________________________



Payment Instructions
--------------------

Regular Mail

        DaimlerChrysler Services
        Payment Processing
        P.O. Box 2916
        Milwaukee, WI  53201-2916

Overnight/Priority Mail
        M&I Data Services-Lockbox BDX2
        Freightliner 2916
        4900 W. Brown Deer Road
        Brown Deer, WI 53223

                                      -3-